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                                                                   EXHIBIT 10.85

                              AMENDED AND RESTATED
                      LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                              BOSTON WEST, L.L.C.
                     (A Delaware Limited Liability Company)


         This Amended and Restated Limited Liability Company Agreement (this "Agreement") of Boston West, L.L.C., a Delaware limited liability company (the "Company"), dated as of April 16, 1995, is adopted and entered into by and among the persons and entities listed on the signature pages hereof as members (each, a "Member" and collectively, the "Members").

                                  WITNESSETH:

         CKE Restaurants, Inc. and Boston Pacific, Inc. have heretofore formed a limited liability company pursuant to and in accordance with the Delaware Limited Liability Company Act (6 Del. C. Section 18-10, et seq.), as amended from time to time (the "Act"), by entering into a Limited Liability Company Agreement of the Company, dated as of March 29, 1995 (the "Original Limited Liability Company Agreement"), and filing a Certificate of Formation of the Company with the office of the Secretary of State of the State of Delaware on March 29, 1995.

         The parties hereto desire to continue the Company as a limited liability company under the Delaware Act and to amend and restate the Original Limited Liability Company Agreement of the Company in its entirety.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereby agree as follows:

                                   ARTICLE I

                             FORMATION; NAME; TERM

         1.1 Formation. The Members have organized the Company pursuant to the provisions of the Act. The Members hereby agree that the Company shall be governed by the terms and conditions of this Agreement.

         1.2     Company Name. The name of the Company shall be Boston West,
L.L.C.

         1.3 Effective Date. This Agreement shall become effective as of the date of this Agreement.
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         1.4     Term.  The Company shall dissolve and its affairs shall be wound up in accordance with the Act and this Agreement on the termination or dissolution of the Company in accordance with the terms of this Agreement.

         1.5 Purpose. The Company is organized for the purposes of acquiring, constructing, owning, and operating Boston Chicken or Boston Market Stores as an area developer of Boston Chicken, Inc. in the areas defined in the Area Development Agreement, and any other businesses as the Management Committee (as herein after defined) may determine from time to time, and to engage in any lawful business, purpose or activity for which a limited liability company may be organized under the Act, except insurance or banking.

         1.6 Offices. The principal office of the Company shall be maintained and established at 222 South Harbor, Suite 300, Anaheim, CA 92805, or at such other or additional place or places as the Management Committee shall determine from time to time. The initial resident agent of the Company in the State of Delaware shall be The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The Company may have other offices, either within or outside of the State of Delaware, at such place or places as the Management Committee may from time to time designate or the business of the Company may require.

         1.7 Filings. The Members promptly shall execute and deliver such documents and perform such acts consistent with the terms of this Agreement as may be necessary to comply with the requirements of law for the formation, qualification and operation of a limited liability company under the laws of each jurisdiction in which the Company shall conduct business.

         1.8     Definitions.     As used in this Agreement, the following
terms shall have the meanings set forth below:

         "Accumulating Class B Return" shall mean, with respect to any Class B Member, as of any determination date, the excess, if any, of (i) such Member's accumulated Class B Return for the period beginning on the date of this Agreement and ending on the earlier of such determination date or June 30, 1997 over (ii) the sum of the aggregate cash amounts distributed to such Member with respect to such Accumulating Class B Return pursuant to Sections 3.7(a)(ii) and 3.7(b)(ii).

         "Act" shall mean the Delaware Limited Liability Company Act (6 Del. C. Section 18-10, et seq.).

         "Agreement" shall means this Limited Liability Company Agreement.

         "Area Development Agreement" shall mean the area development agreement dated as of April 16, 1995 between Boston Chicken, Inc. and the Company, as it may be amended from time to time.


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         "BCI" shall mean Boston Chicken, Inc., a Delaware corporation.

         "BCI Option" means the Option, as defined in the Secured Loan
Agreement.

         "Book-Up Event" shall mean (a) any capital contribution to the Company made by one or more Members other than in accordance with the Members' Class A Units, (b) any Class B Conversion by the Class B Members pursuant to Section 2.4, or (c) the exercise of the Conversion Right or BCI Option.

         "Capital Account" shall have the meaning set forth in Section 3.1.

         "Capital Contributions" shall mean any contribution by a Member to the capital of the Company in cash or property or a promissory note or other obligation to contribute cash or property as specified in Article II.

         "Certificate" shall mean the Certificate of Formation for the Company filed with the Secretary of State of Delaware.

         "Class A Members" shall mean those persons listed on Schedule I together with their permitted successors and assigns.

         "Class A Units" shall mean the measure of a Member's right to certain distributions and allocations, as specified in Article III.

         "Class B Contribution" shall mean the contributions by the Class B Members pursuant to Sections 2.1 and 2.3.

         "Class B Members" shall mean those persons listed on Schedule 2 together with their permitted successors and assigns.

         "Class B Rate" shall mean an annual rate equal to 9%.

         "Class B Return" shall mean a return on a Member's Unrecovered Class B Contributions at the Class B Rate from the date of this Agreement.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Company" shall mean Boston West, L.L.C., a Delaware limited liability company.

         "Conversion Right" shall mean the right of BCI to acquire Class A Units under the Secured Loan Agreement and the Senior Secured Convertible Note.

         "Dissolution Event" shall have the meaning set forth in Section 8.2.


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         "Franchise Agreement" shall mean any franchise agreement between BCI and the Company and "Franchise Agreements" means all such agreements from time to time in effect.

         "Gross Asset Value" shall mean, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except that (i) the Gross Asset Value of any asset contributed to the Company shall be its fair market value on the date of such contribution (which, in the case of property (other than cash) contributed by the Class B Members as their Initial Capital Contribution, shall be the fair market values set forth on Schedule 3 hereto, and which in any other case shall be as determined by the Members), (ii) the Gross Asset Value of any asset distributed in kind to any Member shall be the gross fair market value of such asset, as determined by the Members, on the date of such distribution, (iii) the Gross Asset Values of the Company's assets shall be adjusted, upon any Book-up Event, to equal their fair market values immediately prior to such Book-up Event, and (iv) if the Gross Asset Value of any asset has been determined pursuant to clause (i) or (iii), it shall thereafter be adjusted by the Depreciation taken into account with respect to such asset in determining Net Income or Net Loss.

         "Interest" shall mean any Class A Unit or Class B Unit and the Member's share of the profits and losses and right to receive distribution of assets associated with each.

         "IRS" shall mean the Internal Revenue Service.

         "IRS Regulations" shall mean the rules, regulations, orders, and interpretations of rules, regulations, and orders adopted by the IRS under the Code, as in effect from time to time.

         "Management Committee" shall have the meaning set forth in Section 6.1.

         "Managers" shall mean those individuals indicated in Section 6.2 hereof and any other individuals that succeed any of them as a Manager pursuant to this Agreement.

         "Members" shall have the meaning set forth in the preamble hereto.

         "Member Majority" shall mean Holders of Class A Units owning more than 50% of the outstanding Class A Units.

         "Net Income" or "Net Loss" shall mean, with respect to any year, the taxable income or taxable loss of the Company for such year as determined for federal income tax purposes (determined without regard to the items that are specially allocated under Section 3.4), with the following adjustments:

                 (i) Such taxable income or loss shall be increased by the amount, if any, of tax-exempt income received or accrued by the Company;


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                 (ii)     Such taxable income or loss shall be reduced by the
amount, if any, of all expenditures of the Company described in Section 705(a)(2)(B) of the Code, including expenditures treated as described therein under IRS Regulation Section 1.704-1(b)(2)(iv)(i);

                 (iii) If the Gross Asset Value of any asset is adjusted pursuant to clause (ii) or (iii) of the definition thereof, the amount of such adjustment shall be taken into account, immediately prior to the event giving rise to such adjustment, as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Loss;

                 (iv) Gain or loss resulting from any disposition of any asset with respect to which gain or loss is recognized for federal income tax purpose shall be computed by reference to the Gross Asset Value of the asset disposed of, notwithstanding that such Gross Asset Value differs from the adjusted tax basis of such asset; and

                 (v) In lieu of any depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or taxable loss, there shall be taken into account an amount of depreciation, amortization, or other cost recovery deduction (the "Depreciation") that is determined in accordance with the methods used for federal income tax purposes and that equals the amount that bears the same ratio to the Gross Asset Value of such asset as the depreciation, amortization, or cost recovery deduction computed for federal income tax purposes bears to its adjusted basis for federal income tax purposes.

         "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, estate, unincorporated organization, governmental authority or other entity.

         "Regulatory Allocations" shall have the meaning set forth in Section
3.5.

         "Secured Loan Agreement" shall mean the Secured Loan Agreement dated as of April 16, 1995 between BCI and the Company, as it may be amended from time to time.

         "Transfer" shall mean any transfer, sale, assignment, pledge, hypothecation or other disposition of any Interest, whether voluntary or involuntary, including, without limitation, any such disposition by operation of law or otherwise to an heir, successor or assign. "Transferor" and "Transferee" have correlative meanings.

         "Unrecovered Class B Contributions" shall mean a Member's aggregate Class B Contributions, as determined from time to time, reduced by (i) the amount of all distributions to such Member with respect to such Member's Unrecovered Class B Contributions pursuant to Section 3.7(a) and (ii) $1,000 for each Class B Unit converted pursuant to Section 2.4.

         "Unpaid Class B Return" shall mean, with respect to any Member, as of any date on or


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after June 30, 1997, the excess, if any, of (i) such Member's cumulative Class
B Return for the period beginning on or after June 30, 1997 over (ii) the sum of the aggregate amounts distributed to such Member with respect to such Member's Unpaid Class B Return pursuant to Sections 3.6(a), 3.7(a)(i) and 3.7(b)(i).

                                   ARTICLE II

                             CAPITAL CONTRIBUTIONS

         2.1 Initial Capital Contribution. Upon execution of this Agreement, (a) each Class A Member shall make an initial capital contribution in cash in such amount as is set forth on Schedule 3 and shall be entitled to one Class A Unit for each $10 of capital contributed, and (b) each Class B Member shall make an initial capital contribution in kind as is set forth on
Schedule 3, which shall be designated as a "Class B Contribution"; and shall be entitled to one Class B Unit for each $1000 of capital contributed. These respective contributions shall be the "Initial Capital Contribution" of the Class B Members and the Class A Members.

         2.2     (Intentionally Omitted]

         2.3 Additional Contributions. At the request of the Management Committee, the Class B Members may, at their option, make additional capital contributions to the Company, which will be designated Class B Contributions, in such amounts, not to exceed the aggregate amount of $15,000,000, as the Management Committee may determine, all in accordance with the provisions of
Section 1.11 of the Secured Loan Agreement and that certain Agreement Regarding Options to Purchase of even date therewith. The Class B Members shall be entitled to one Class B Unit for each $1000 of such additional capital contribution made under this Section 2.3.

         2.4 Conversion of Class B Units. All Class B Units will be convertible, as a class and not in part, into 86.956 Class A Units of the Company for each Class B Unit then outstanding under the following circumstances (each, a "Class B Conversion"):

                                  (i)      at the option of the Class B Members
in connection with a sale of all or substantially all of the Class A Units or assets of the Company;

                                  (ii)     at the option of the Class B Members
within 45 days after the giving of notice to the Class B Members by the Company of any optional distribution with respect to the Unrecovered Class B Contributions pursuant to Section 3.7(a)(ii);

                                  (iii)    at the option of the Class B Members
at any time after the expiration of the BCI Option and Conversion Right; or


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                                  (iv)      at the option of the Company upon
the exercise of the BCI Option and/or Conversion Right.

Upon the conversion, the Class B Units held by the Class B Members shall be reduced to zero, and the Class B Members shall be entitled to 86.956 Class A Units for each Class B Unit so converted. In case of any reclassification or change of outstanding Class A Units of ownership interest in the Company issuable upon conversion of the Class B Units, or in case of any consolidation or merger of the Company with or into any partnership, corporation, or other entity (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of outstanding Class A Units, other than a change in number of Class A Units issuable upon conversion of the Class B Units) or in case of any sale or conveyance to any partnership, corporation, or other entity of the property of the Company as an entirety or substantially as an entirety, then the holder of the Class B Units shall have the right thereafter to convert the Class B Units into the kind and amount of Class A Units of ownership interest, shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale, or conveyance by a holder of the number of Class A Units of ownership interest in the Company issuable upon conversion of the Class B Units immediately prior to such reclassification, change, consolidation, merger, sale, or conveyance, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein.

         2.5 Admission of BCI and/or its successor and assignees. BCI and/or its successors and assignees shall be admitted to the Company as Class A Members upon the exercise of the Conversion Right or the BCI Option in accordance with the Secured Loan Agreement and without any other or further action on the part of BCI and its Successors and Assignees or any action on the part of the Company or its Members, except as may be required by applicable law. Class A Units acquired by BCI, its successor and assignees as a result of any exercise of the Conversion Right or the BCI Option shall be allocated among BCI and its successors and assignees in the manner in which BCI directs the Company in writing. Notwithstanding anything to the contrary provided in this Agreement, to the extent permitted under the Act, BCI, its successors and assignees shall have the right to transfer Units acquired by them without restrictions and to cause any assignee or transferee thereof to be admitted to the Company as a Class A Member without the consent or approval of, and without any other action on the part of, the Company or its Members.

          2.6 Employee Unit Option Plan. Pursuant to the 1995 Employee Unit Option Plan dated of even date herewith (hereinafter called the "Plan"), certain present and future employees of the Company shall have the right to acquire Class A Units in the Company and to become Class A Members of the Company. The terms and provisions of the Plan are incorporated by reference into this Agreement as if stated herein at length; provided, however, that the exercise of an option by the employee shall be conditioned upon the employee becoming a party to this Agreement.


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                                  ARTICLE III

                CAPITAL ACCOUNTS; ALLOCATIONS; DISTRIBUTIONS

         3.1     Capital Accounts.

                 (a) A Capital Account shall be maintained for each Member in accordance with the capital account maintenance rules of IRS Regulation
Section 1.704-1(b)(2)(iv) and as provided herein (the "Capital Account"). The Capital Account of each Member shall be increased by (i) the amount of any capital contribution made by such Member to the Company in cash, (ii) the fair market value (net of liabilities that the Company is considered to assume or take subject to under Section 752 of the Code) of any capital contribution made by such Member to the Company in property (other than cash), and (iii) allocations to such Member of Net Income pursuant to Section 3.2. The Capital Account of each Member shall be decreased by (x) the amount of any cash distributed to such Member, (y) the fair market value (net of liabilities that such Member is considered to assume or take subject to under Section 752 of the
Code) of any property (other than cash) distributed to such Member, and (z) allocations to such Member of Net Loss (as defined below) pursuant to Section 3.3.

                 (b) Any transferee of a Member's Interest in the Company shall succeed to that portion of the Capital Account of the transferor Member as is equal to the portion of the transferor Member's Interest so transferred.

                 (c) If the number of Class A Units held by the Members varies during any year, then their proportionate shares of Net Income or Net Loss allocated under Sections 3.2(c) and 3.3 shall be appropriately adjusted to reflect such variations.

         3.2 Allocations of Net Income. Net Income for each year shall be credited to the Capital Accounts of the Members as follows and in the following order of priority:

                 (a) First, to the Members in proportion to their Class A Units until any deficit balance in the Class A Members' Capital Account is eliminated;

                 (b) Second, to the Class B Members until such Members' Capital Account balance (after taking into account the effect of any cash distributions for such year) equals the sum of such Members' (i) Unrecovered Class B Contributions and (ii) their Accumulating Class B Return; and

                 (c) Thereafter, to the Members in proportion to their Class A Units.

         3.3 Allocations of Net Loss. Net Loss for each year shall be charged to the Capital Accounts of the Members in proportion to their Class A Units.


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         3.4     Special Allocations.

                 (a)      intentionally omitted

                 (b) Notwithstanding the provisions of Sections 3.2 and 3.3, upon a Class B Conversion by the Class B Members, a special allocation shall be made to the Class B Members of items of income, gain, deductions, or losses in such amounts as may be necessary to cause the Class B Members' Capital Account to bear the same ratio to the aggregate balance of all Members' Capital Accounts that the Class B Members' Class A Units (taking into account any additional Class A Units issued upon such Class B Conversion) bear to the aggregate amount of all Members' Class A Units.

                 (c) Notwithstanding the provisions of Sections 3.2 and 3.3, upon the exercise of the BCI Option or Conversion Rights, a special allocation shall be made to BCI or its successors or assignees of items of income, gain, deductions, or losses in such amounts as may be necessary to cause the Capital Account of BCI or its successors or assignees to bear the same ratio to the aggregate balance of all Members' Capital Accounts that the Class A Units of BCI or its successors or assignees (taking into account any additional Class A Units issued upon such conversion) bear to the aggregate amount of all Members' Class A Units.

                 (d) In the event that each of the two preceding subparagraphs are applicable at the same time, the required special allocations shall be made on a proportionate basis.

         3.5     Regulatory Allocations.

                 (a) Notwithstanding any other provision of this Agreement to the contrary, if there is a net decrease in the Company's partnership minimum gain (as defined in IRS Regulation Section 1.704-2(b)) during any year, there shall be specially allocated to each Member items of income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Member's share of the net decrease in the Company's partnership minimum gain (determined in accordance with IRS Regulation Section 1.704-2(g)). The items to be so allocated shall be determined in accordance with IRS Regulation
Section 1.704-2(f)(6). This Section 3.5(a) is intended to comply with the partnership minimum gain chargeback requirement in IRS Regulation Section 1.704-2(f) and shall be interpreted in a manner consistent with such intent.

                 (b) Notwithstanding any other provision of this Agreement to the contrary, if there is a net decrease in the Company's partner nonrecourse debt minimum gain (as defined in IRS Regulation Section
1.704-2(i)) during any year, then each Member shall be specially allocated items of income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Member's share if any (determined in accordance with IRS Regulation Section 1.704-2(i)(4)) of the net decrease in the Company's partner nonrecourse debt partnership minimum gain. The items to be so allocated shall be determined in accordance with the provisions of IRS Regulation Section 1.704-2(i)(4). This Section 3.5(b) is intended to comply with the partner minimum gain chargeback requirement in


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IRS Regulation Section 1.704-2(i) and shall be interpreted in a manner consistent with such intent.

                 (c) Notwithstanding any other provision of this Agreement to the contrary, Company losses, deductions, and expenditures described in Section 705(a)(2)(B) of the Code that are attributable (as determined under IRS Regulation Section 1.704-2(b)(1)) to partnership nonrecourse liabilities shall be allocated as Net Loss pursuant to Section 3.3.

                 (d) Notwithstanding any other provision of this Agreement to the contrary, Company losses, deductions, and expenditures described in Section 705(a)(2)(B) of the Code that are attributable (as determined under IRS Regulation Section 1.704-2(i)(2)) to a particular partner nonrecourse liability (as defined in IRS Regulation Section 1.704-2(b)(4)) shall be specially allocated to the Member or Members who bear the economic risk of loss for such liability. This Section 3.5(d) is intended to comply with the allocation provision of IRS Regulation Section 1.704-2(i)(1) and shall be interpreted in a manner consistent with such intent.

                 (e) If any Member unexpectedly receives any adjustment, allocation, or distribution described in IRS Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5), or (6) that causes such Member's deficit in its Capital Account to exceed the maximum amount such Member is obligated (or is deemed to be obligated) to restore to the Company upon liquidation as determined in accordance with IRS Regulation Sections 1.704-2(g) and
(i), such Member shall be allocated items of income and gain in an amount and manner sufficient to eliminate such excess, as rapidly as possible; provided that allocations pursuant to this Section 3.5(e) shall be made only if and to the extent that such Member's deficit in its Capital Account exceeds such amount after all other allocations pursuant to this Article 3 have been tentatively made as if this Section 3.5(e) were not a part of this Agreement. This Section 3.5(e) is intended to comply with the qualified income offset requirement of IRS Regulations Section 1.704-1(b)(2)(iii)(d) and shall be interpreted in a manner consistent with such intent.

                 (f)      The allocations set forth in Sections 3.5(a) through
(e) (the "Regulatory Allocations") shall be taken into account in allocating items of income, gain, loss, and deduction among the Members so that, to the extent possible, the net amount of such allocations of other items and the Regulatory Allocations to each Member shall be equal to the net amount that would have been allocated to each such Member if the Regulatory Allocations had not occurred.

                 (g) Solely for federal income tax purposes, income, gain, deduction, and loss of the Company shall be allocated among the Members in accordance with the principles of Section 704(c) of the Code and the "traditional method with curative allocations" set forth in IRS Regulation
Section 1.704-3(c) so as to take into account any difference between the Gross Asset Values of the Company's assets and their adjusted bases for federal income tax purposes.

         3.6 Distributions. Cash distributions to the Members shall be made as follows:

                 (a) First, on June 30 and December 31 of each year beginning on December 31,


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1997, to the Class B Members until such Members shall have received aggregate distributions pursuant to this Section 3.6(a) equal to such Members' Unpaid Class B Return with respect to their Unrecovered Class B Contributions; and

                 (b) Otherwise, at such times and in such amounts as the Member Majority shall determine, to the Members in proportion to their Class A Units; provided that from and after June 30, 1997, no distribution shall be made unless the Class B Members' Unpaid Class B Return is equal to zero.

         3.7     Special Distributions.

                 (a) At the determination of the Management Committee, the Company may give notice to the Class B Members, at any time after the second anniversary of the date of this Agreement, and, 60 days after the giving of such notice, the Company shall make a distribution to the Class B Members in an amount up to the sum of the Class B Members' Unrecovered Class B Contributions, Accumulating Class B Return, and Unpaid Class B Return. Any distribution pursuant to this Section 3.7(a) shall reduce, (i) first, the amount of any Unpaid Class B Return; and (ii) thereafter to the extent of any excess, the Unrecovered Class B Contributions and Accumulating Class B Return, in proportion to the aggregate amount of each. The number of the Class B Members' Class B Units shall be reduced by 1 for each $1,000 of distribution with respect to their Unrecovered Class B Contributions.

                 (b) At any time that the Class B Members are treated as having made a Class B Conversion pursuant to Section 2.4, a distribution shall be made to the Class B Members in an amount equal to the sum of (i) their Unpaid Class B Return and (ii) their Accumulating Class B Return.

                                   ARTICLE IV

                     ACCOUNTING, FINANCIAL AND TAX MATTERS

         4.1      Books and Records, Reports.

                 (a) The financial officers of the Company shall maintain a system of accounting established and administered in accordance with generally accepted accounting principles, and shall set aside on the books of the Company or otherwise record all such proper reserves as shall be required by generally accepted accounting principles.

                 (b) Within 45 days after the end of each of the first three quarters of each fiscal year of the Company, the financial officers of the Company shall prepare and distribute to each Member quarterly financial statements of the Company including a balance sheet and profit and loss statement.



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                 (c)     Within 90 days after the close of each fiscal year of
the Company there shall be prepared and distributed to each Member the following financial statements, accompanied by the audited report thereon of the independent accountants for the Company: (i) a balance sheet of the Company as at the end of such fiscal year; (ii) a statement of profit and loss for such fiscal year; (iii) a statement of the Members' Capital Accounts and changes therein for such fiscal year; (iv) information regarding such Member's distributive share of all tax items of the Company for such year; and (v) a statement of cash flows of the Company for such fiscal year.

         4.2 Fiscal Year. The fiscal year of the Company shall be the calendar year unless the Management Committee determines that a Member Majority uses a different year, in which case the Member Majority shall decide whether to change the fiscal year of the Company to conform to the fiscal year of the Member Majority, or unless a different fiscal year is required under the Secured Loan Agreement.

         4.3 Compensation. No Member shall receive any compensation for services rendered to the Company except as determined by the Management Committee. The Members shall determine the compensation for the Managers. The Management Committee (or a committee established by the Management Committee) shall make all determinations with respect to compensation, including salaries, bonuses and options of all officers and employees of the Company.

         4.4 Bank and Investment Accounts. All funds of the Company shall be deposited in its name, or in such name as may be designated by the Management Committee, in such checking, savings or other accounts, or held in its name in the form of such other investments as shall be designated by the Management Committee. All withdrawals of such deposits or liquidations of such investments by the Company shall be made exclusively upon the signature or signatures of such officer or officers of the Company as the Management Committee may designate.

         4.5 Tax Matters Partner. The "tax matters partner" (as such term is defined in Section 6231(a)(7) of the Code) of the Company shall be William
P. Foley, or any other Member selected by a majority of the Members to succeed it or any of its successors, who shall be subject to the control of the Management Committee. Each Member, by its execution of this Agreement, consents to such designation of the tax matters partner, and agrees to execute, certify, acknowledge, deliver, swear to, file and record at the appropriate public offices such documents as may be necessary or appropriate to evidence such consent.

         4.6 Tax Elections and Accounting Decisions. All determinations as to tax elections shall be made by the tax matters partner. All determinations as to accounting principles shall be made by the Management Committee.


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                                   ARTICLE V

                                    MEMBERS

         5.1 Members. The names and the business, residence or mailing address of the Members are as set forth on Schedule 4 hereto. As Members are substituted or new Members added from time to time pursuant to Article IX, the Management Committee shall amend this Schedule 4.

         5.2 Classes of Members. The Company shall have the following two classes of Members.

                 (a)      Holders of Class A Units; and

                 (b)      Holders of Class B Units.

         5.3 Voting by Members. Only the Class A Members shall have the right to vote, except as otherwise provided by law; provided that in the event the Company is in arrears in distributions to be made pursuant to Section 3.6 by one year (two distributions), the Class B Members, voting as a class, shall be entitled to elect one of the Managers of the Company.

         5.4     Meetings of Members.

                 (a) Annual Meetings. The date, time and place of the annual meeting shall be determined by the Management Committee.

                 (b) Special Meetings. Special meetings of Members may be called for any purpose and may be held at such time and place, within or without the State of Delaware, as shall be stated in a notice of meeting or in a duly executed waiver of notice thereof. Such meetings may be called at any time by a Member Majority or by a Manager.

                 (c) Place of Meetings. A Manager may designate any place, either within or without the State of Delaware, as the place of meeting for any annual meeting or for any special meeting called by a Manager. If no designation is made, or if a special meeting is otherwise called, the place of meeting shall be the principal executive office of the Company.

         5.5 Notice. Whenever Members are required or permitted to take action at a meeting, written or printed notice stating the place, date, time, and, in the case of special meetings, the purpose or purposes, of such meeting, shall be given to each Member entitled to vote at such meeting and to each Manager not less than 10 nor more than 60 days before the date of the meeting. All such notices shall be delivered, either personally or by mail, by or at the direction of the Managers, and if mailed, such notice shall be deemed to be delivered when deposited in the

United States mail, postage prepaid, addressed to the Member at his, her or its address as the same appears on the records of the Company. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

         5.6 Quorum. Not less than a Member Majority, present in person or represented by proxy, shall constitute a quorum at all meetings of the Members, except as otherwise provided by the Act or this Agreement. If a quorum is not present, the Members in person or represented by proxy at the meeting, and entitled to vote at the meeting, may adjourn the meeting to another time and/or place. When a quorum is once present to commence a meeting of Members, it is not broken by the subsequent withdrawal of any Members or their proxies.

         5.7 Adjourned Meetings. When a meeting is adjourned to another time and place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjournment meeting, a notice of the adjourned meeting shall be given to each Member of record entitled to vote at the meeting.

         5.8 Vote Required. When a quorum is present, the affirmative vote of a Member Majority present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the Members, unless the question is one upon which by express provisions of an applicable law or of this Agreement a different vote is required, in which case such express provisions shall govern and control the decision of such question.

         5.9 Proxies. Each Member entitled to vote at a meeting of Members or to express consent or dissent to Company action in writing without a meeting may authorize another person or persons to act for him or her by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

         5.10 Action by Written Consent. Unless otherwise restricted by this Agreement, any action required or permitted to be taken at any Annual or Special Meeting of Members of the Company may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the actions so taken, shall be signed by the Holders of Class A Units having not less than the minimum number of votes that would be necessary to authorize or take such action.

         5.11 Action by Members. The Members shall from time to time vote their Interests as may be required in order to cause the Company to comply with this Agreement and shall take all actions reasonably required to cause the Managers designated by them to attend all meetings that are duly called in accordance with this Agreement.

         5.12 Withdrawal. Except as provided by law, no Member shall be entitled to the withdrawal or return of such Member's capital contributions, except to the extent, if any, that distributions made pursuant to this Agreement or upon termination or dissolution of the Company may be considered as such by law, and then only to the extent provided for in this Agreement.

         5.13 Certificate of Membership Interest. A membership Interest may be represented by a certificate of membership. The exact contents of a certificate of membership may be determined by action of the Managers but shall be issued substantially in conformity with the following requirements. The certificates of membership shall be respectively numbered serially, as they are issued, shall be impressed with the Company seal, if any, and shall be signed by the Managers or officers of the Company. Each certificate of membership shall state the name of the Company, the fact that the Company is organized under the laws of the State of Delaware as a limited liability company, the name of the person to whom issued, the date of issue, and the membership Interests represented thereby. A statement of the designations, preferences, qualifications, limitations, restrictions, and special or relative rights of the membership Interest, if any, shall be set forth in full or summarized on the face or back of the certificates which the Company shall issue, or in lieu thereof, the certificate may set forth that such a statement or summary will be furnished to any Holder of an Interest upon request without charge. Each certificate of membership shall be otherwise in such form as may be determined by the Managers.

         5.14 Cancellation of Certificate. All certificates of membership surrendered to the Company for transfer shall be cancelled and no new certificates of membership shall be issued in lieu thereof until the former certificates for a like number of membership Interests shall have been surrendered and cancelled, except as herein provided with respect to lost, stolen, or destroyed certificates.

         5.15 Replacement of Lost, Stolen, or Destroyed Certificate. Any Member claiming that such Member's certificate of membership is lost, stolen, or destroyed may make an affidavit or affirmation of that fact and request a new certificate. Upon the giving of a satisfactory indemnity to the Company as reasonably required by the Managers, a new certificate may be issued of the same tenor and representing the same percentage membership Interest as was represented by the certificate alleged to be lost, stolen, or destroyed.

                                   ARTICLE VI

                                   MANAGEMENT

         6.1 Management. Except as otherwise expressly provided for herein, the business and affairs of the Company shall be managed by and under the direction of a committee of managers established pursuant to, and with the powers and authority set forth in this Article VI (the "Management Committee"). The Management Committee shall have the sole and exclusive responsibility and authority for the management, conduct and operation of the Company's business in all respects and in all matters, except to the extent that the Management Committee delegates any such responsibility or authority to any other committee of Members or Managers, officer, employee or agent of the Company. The Management Committee may delegate such general or specific authority to committees of Members or Managers, officers, employees or agents of the Company as the Management Committee considers desirable from time to time, and such committees of Members or Managers, officers, employees or agents of the Company may, subject to any restraints or limitations imposed by the Management Committee, exercise the authority granted to them.

         6.2 Number, Tenure and Qualifications of Managers. The Management Committee shall be comprised of six (6) managers (the "Managers"). The Managers shall be selected in the manner set forth in Section 6.6. The names and addresses of the initial individuals selected to serve as the Managers are set forth on Schedule 5 hereto. The number of Managers comprising the Management Committee may be amended from time to time by the vote or written consent of Members holding at least two-thirds of the Class A Units, provided, that from and at all time after the time that the number of Class A Units owned by BCI and its successors and assignees (the "BCI Units") constitutes at least a majority of the then outstanding Class A Units (the "BCI Effective Time"), the number of Managers shall be fixed by the Holders of a Majority of the BCI Units. Each Manager shall hold office until the next annual meeting of the Members or until a successor shall have been elected and qualified. Managers need not be residents of the State of Delaware or Members of the Company. No Manager of the Company may, at the same time, serve as an officer or director of CKE Restaurants, Inc., provided that from time to time one, but only one, Manager may also be an officer or director of CKE Restaurants, Inc.

         6.3     Powers of the Managers.

                 (a) Except as set forth in this Agreement, the Management Committee shall have power and authority, on behalf of the Company to (i) purchase, lease or otherwise acquire from, or sell, lease or otherwise dispose of to, any Person any property, (ii) open bank accounts and otherwise invest the funds of the Company, (iii) purchase insurance on the business and assets of the Company, (iv) commence lawsuits and other proceedings, (v) enter into any agreement, instrument or other writing, (vi) retain accountants, attorneys or other agents and (vii) take any other lawful action that the Management Committee consider necessary, convenient or advisable in connection with any business of the Company.

                 (b) The Management Committee shall have the sole power to bind the Company, except and to the extent that such power is expressly delegated to any other Person by the Management Committee.

         6.4 Removal and Resignation. Any Manager or all the Managers may be removed at any time, with or without cause, by a Member Majority then entitled to vote at an election of Managers. Any Manager may resign at any time upon written notice to the Company.

         6.5     Meeting of Managers.

                 (a) Meetings and Notice. Regular meetings of the Management Committee may be held on not less than three days' notice at such time and at such place as shall from time to time be determined by the Management Committee. Any Manager may require the Company, by notice given not less than ten days in advance of any regularly scheduled meeting of the Management Committee, to include in the business to be discussed at the meeting any one or more proposals submitted by such Manager. Special meetings of the Management Committee may be called by a Member Majority on at least five days' notice to each Manager, either personally, by telephone, by mail or by telefax.

                 (b) Communications Equipment. Managers may participate in and act at any meeting of the Management Committee through the use of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in the meeting pursuant to this section shall constitute presence in person at the meeting.

                 (c) Waiver of Notice and Presumption of Assent. Any Manager who is present at a meeting shall be conclusively presumed to have waived notice of such meeting except when such Manager attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Such Manager shall be conclusively presumed to have assented to any action taken unless his or her dissent shall be entered in the minutes of the meeting or unless his or her written dissent to such action shall be filed before the adjournment thereof or shall be forwarded by registered mail to the Company immediately after the adjournment of the meeting. Such right to dissent shall not apply to any Manager who voted in favor of such action.

                 (d) Action by Written Consent. Any action required or permitted to be taken at any meeting of the Management Committee may be taken without a meeting if all Managers consent thereto in writing, and the writing or writings are filed with the minutes of the meetings of the Management Committee.

                 (e) Quorum, Required Vote and Adjournment. A majority of the total number of Managers shall constitute a quorum for the transaction of business. The vote of a majority of Managers present at a meeting at which a quorum is present shall be the act of the Management Committee. If a quorum shall not be present at any meeting of the Management Committee, the Managers present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         6.6     Appointment of Managers.

                 (a) Unless otherwise provided for in Section 5.3, the Managers of the Company will be appointed by a vote of the Member Majority.

                 (b) Vacancies by Managers during terms of office shall be filled by the Management Committee.

         6.7     Designation of Officers, Term, etc.

                 (a) The Management Committee shall elect officers of the Company, including a Chairperson, a President, a Secretary and a Treasurer of the Company, and may elect or appoint one or more Vice Presidents and such other officers of the Company as the Management Committee may determine. The Management Committee may use descriptive words or phrases to designate the standing, seniority or area of special competence of the officers elected or appointed. Any two or more offices may be held by the same person. All officers as between themselves and the Company shall have such authority and perform such duties in the management of the Company as may be provided in this
Section 6.7 or as the Management Committee may from time to time determine, and may act on behalf of the Company in the manner and regarding such matters as is provided for in this Section 6.7 or as may be authorized by the Management Committee. From time to time the Management Committee may establish, increase, reduce or otherwise modify responsibilities of the officers of the Company or may create or eliminate offices as the Company may consider appropriate. The initial officers of the Company are as follows:

                          Chief Executive Officer       Daniel D. Lane
                          President                     Kerry W. Coin
                          Secretary                     Richard C. Celio
                          Treasurer                     Robin Downing

                 (b) Each officer elected by the Management Committee shall serve until his or her successor is duly elected as provided herein or, if earlier, until his or her death, resignation or removal. A vacancy in any office because of death, resignation, removal, or any other cause shall be filled for the unexpired portion of the term in the manner prescribed in this Agreement for the regular election to such office.

                 (c) Any officer may resign at any time by so notifying the Management Committee and the Secretary in writing. Such resignation shall take effect upon receipt of such notice or at such later time as is therein specified, and unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective. Any officer elected by the Management Committee may be removed with or without cause. The election of an individual as an officer shall not of itself create a right to continued employment with the Company.

         6.8 The President. The President shall have such powers and duties as the Management

Committee assigns to him or her. The President shall, preside at all meetings of the Management Committee.

         6.9 Vice President. The Vice President or, if there shall be more than one, the Vice Presidents, if any, in the order of their seniority or in any other order determined by the Management Committee, shall perform, in the absence or disability of the President, the duties and exercise the powers of the President and shall have such other powers and duties as the Management Committee or the President assigns to him or her or to them.

         6.10 Secretary. The Secretary, if present, shall act as secretary of all meetings of the Members and of the Management Committee, shall keep the minutes thereof in the proper books or books to be provided for that purpose; shall see that all notices required to be given by the Company or the Management Committee are duly given and served; shall have charge of the books, records and papers of the Company relating to its organization and management and shall see that the reports, statements and other documents required by law are properly kept and filed at the Company's principal office; and shall, in general, perform all the duties as from time to time may be assigned to him or her by the Management Committee or by the President.

         6.12 Treasurer. The Treasurer shall have charge and custody of, and be responsible for, all funds, securities and books of the Company; and, in general, perform all the duties as from time to time may be assigned to him or her by the Management Committee or the President.

         6.13 Assistant Secretaries and Assistant Treasurers. Assistant Secretaries and Assistant Treasurers shall perform such duties as shall be assigned to them by the Secretary or by the Treasurer, respectively, or by the Management Committee or by the President.

                                   ARTICLE VII

                    LIABILITY; EXCULPATION; INDEMNIFICATION

         7.1 Liability of Members. The Members shall not have any liability for the obligations or liabilities of the Company except to the extent provided in the Act and other applicable law. A Member shall not be personally liable for any indebtedness, liability or obligation of the Company, except that such Member shall remain personally liable for the payment of the Capital Contribution of such Member and as otherwise set forth in this Agreement, the Act and any other applicable law.

         7.2 Exculpation of Managers. A Manager or a Member exercising management powers or responsibilities for or on behalf of the Company shall not have personal liability to the Company or its Members for damages for any breach of duty in such capacity, except for a breach of fiduciary duty.

         7.3     Indemnification.

                 (a) The Company shall indemnify any person (an "Indemnitee") who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding brought by or against the Company or otherwise, whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Company to procure a judgment in its favor, by reason of the fact that such Indemnitee is or was a Member, Manager, officer, employee or agent of the Company, or that such Indemnitee is or was serving at the request of the Company as a partner, director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses, including attorneys' fees and disbursements, judgments, fines and amounts paid in settlement actually and reasonably incurred by such Indemnitee in connection with such action, suit or proceeding. Notwithstanding the foregoing, no indemnification shall be provided to or on behalf of any Indemnitee if a judgment or other final adjudication adverse to such Indemnitee establishes that his or her acts were a breach of fiduciary duty.

                 (b) Any indemnification under subsection (a) of this Section (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that the indemnification of the Indemnitee is proper under the circumstances because he or she has met the applicable standard of conduct set forth in subsection (a) of this Section
7.3. Such determination shall be made by the Management Committee or, if the Management Committee so directs, by independent legal counsel in a written opinion.

                 (c) The Company will, in the discretion of the Management Committee, pay expenses incurred in defending any action, suit or proceeding described in subsection (a) above in advance of the final disposition of such action, suit or proceeding.

                 (d) The Company may, in the discretion of the Management Committee, purchase and maintain insurance on behalf of any Indemnitee against any liability asserted against him or her, whether or not the Company would have the power by law to indemnify him or her against such liability.

                 (e) The indemnification provided by this Section 7.3 shall not be deemed exclusive of any other rights to indemnification to which those seeking indemnification may be entitled under any agreement, determination of Members or otherwise. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Section 7.3 shall continue as to an Indemnitee who has ceased to be a Member or officer (or other person indemnified hereunder) and shall inure to the benefit of the executors, administrators, legatees and distributees of such person.

                 (f) The provisions of this Section 7.3 shall be a contract between the Company, on the one hand, and each Indemnitee who served in such capacity at any time while this Section 7.3 is in effect, on the other hand, pursuant to which the Company and each such Indemnitee intend to be legally bound. No repeal or modification of this Section 7.3 shall affect any rights or obligations with respect to any state of facts then or theretofore existing or thereafter arising or any proceeding theretofore or thereafter brought or threatened based in whole or in part upon such state of facts.

                                 ARTICLE VIII

             TERMINATION; DISSOLUTION; LIQUIDATION AND WINDING-UP

         8.1 Termination of the Company. In the event of the occurrence of a Dissolution Event (as defined herein), the Company shall be terminated on the 90th day after the occurrence of such event unless the remaining Members prior to the close of business on such 90th day elect to continue the business of the Company by the affirmative vote of a majority in Interest of the remaining Members.

         8.2 Events of Dissolution. The Company shall be dissolved upon any of the following (each a "Dissolution Event"):

                 (a)      the death or bankruptcy of any Member;

                 (b) passage of sixty (60) days after the assignment, sale, transfer or other disposition of all or substantially all of the assets, properties and business of the Company;

                 (c) the affirmative vote of a Member Majority for a dissolution of the Company; or

                 (d)      a transfer in violation of Section 9.1(c);

         8.3 Liquidation and Winding-Up. If the Company is dissolved pursuant to Section 8.2, the Company shall be liquidated and wound up in accordance with the Act and the following provisions:

                 (a) The financial officers of the Company shall be directed to prepare a balance sheet, income statement, and cash flow statement of the Company in accordance with generally accepted accounting principles as of the date of dissolution, which balance sheet, income statement and cash flow statement shall be reported upon by the Company's independent public accountants.

                 (b) The assets, properties and business of the Company shall be liquidated by the Management Committee as promptly as possible, but in an orderly and businesslike manner so as not to involve undue sacrifice. Notwithstanding the foregoing, if it is determined by the

Management Committee not to sell all or any portion of the properties and assets of the Company, such properties and assets shall be distributed in kind in the order of priority set forth in subsection (d); provided, however, that the fair market value of such properties and assets shall be used in determining the extent and amount of a distribution in kind of such properties and assets in lieu of actual cash proceeds of any sale or other disposition thereof.

                 (c) Net Income or Net Loss of the Company for the year of liquidation shall be credited or charged to the Capital Accounts of the Members in accordance with the allocation provisions set forth in Sections 3.2 and 3.3.

                 (d) The proceeds of sale of all or substantially all of the properties and assets of the Company and all other properties and assets of the Company not sold, as provided in subsection (b) above, and valued at the fair market value thereof as provided in such subsection (b), shall be applied and distributed as follows, and in the following order or priority:

                                  First, to the payment of all debts and
liabilities of the Company and the expenses of liquidation not otherwise adequately provided for.

                                  Second, to the setting up of any reserves
that are reasonably necessary for any contingent unforeseen liabilities or obligations of the Company or of the Members arising out of, or in connection with, the Company.

                                  Third, to the Class B Members up to the
amount equal to the positive balance of the Capital Accounts of the Class B Members.

                                  Fourth, to the Class A Members up to the
amount equal to the positive balance of the Capital Accounts of the Class A Members.

                 (e) A Certificate of Cancellation shall be filed with the Secretary of State of Delaware.

         8.4 Survival of Rights, Duties and Obligations. Termination, dissolution, liquidation or winding up of the Company for any reason shall not release any party from liability which at the time of such termination, dissolution, liquidation or winding up already had accrued to any other party or which thereafter may accrue in respect to any act or omission prior to such termination, dissolution, liquidation or winding up.

                                   ARTICLE IX

                   TRANSFER, ASSIGNMENT, ADMISSION OF MEMBERS

         9.1     Transfers of Interests.

                 (a) No Member may Transfer all or any portion of such Member's Interest (including any beneficial interest therein), except that any Member may pledge its Interest to the Holders of the Convertible Debt as security for the Convertible Debt, unless the following conditions are met: (i) with respect to a Transfer by a Class A Member, a majority of the Class B Members approves the Transfer and with respect to a Transfer by a Class B Member, a majority of the Class A Members approves the Transfer; provided, however, that upon and after the conversion of the Class B Units into Class A Units pursuant to Section 2.4 above, a Transfer by any Class A Member other than BCI or its successors or assignees shall require the approval of a majority of the non-transferring Class A Members, and (ii) an instrument of Transfer in form and substance satisfactory to the Management Committee, executed by the transferor and the transferee of the Interest, together with such additional instruments and documents as shall be reasonably requested by the Management Committee shall be delivered to the Management Committee; the transferee shall, if so requested, assume the obligations, if any, of the transferor to the Company.

                 (b) Notwithstanding any other provisions of this Section 9.1, no Transfer of a Member's Interest may be made unless in the opinion of counsel to the Company, satisfactory in form and substance to the Management Committee (which opinion may be waived, in whole or in part, at the discretion of the Management Committee):

                          (i)     such Transfer, when added to the total of all
other Transfers of Interests in the Company within the preceding twelve (12) months, would not result in any federal income tax consequences that may be materially adverse to the Company or any of the Members;

                          (ii)     such Transfer would not violate the
Securities Act or any state securities or "blue sky" laws applicable to the Company or the Interest to be Transferred;

                          (iii)       such Transfer would not cause the Company
to lose its status as a partnership for federal income tax purposes; and

                          (iv)    such Transfer shall not impose liability or
reporting obligations on the Company or any Member thereof in any jurisdiction, whether domestic or foreign, or result in the Company or any Member thereof becoming subject to the jurisdiction of any court or governmental entity anywhere other than New York.

                          (v)     Any Person that acquires an Interest pursuant
to this Article IX
shall assume all obligations of the transferring Member. To the extent permitted by law, a transferring Member shall have no liability for amounts required to be paid with respect to its Interest after the transferee of such Interest is admitted as a substituted Member (other than with respect to amounts owed, but not paid, by such transferring Member as an additional capital contribution or otherwise prior to such Transfer).

                 (c) Notwithstanding any other provision of this Section 9.1, at any time when the only Members of the Company are CKE Restaurants, Inc. and Boston Pacific, Inc., neither Member may transfer all or any portion of such Member's Interest.

         9.2 Violative Transfers. No Member may make a Transfer or withdraw from the Company in violation of Section 9.1, and any such Transfer or withdrawal shall be null, void and without effect.

         9.3 Substituted Members. As a condition to the admission of any Person as a substituted Member, the Person to be admitted shall execute and acknowledge such instruments, in form and substance satisfactory to the Management Committee, as the Management Committee may deem necessary or desirable to effectuate such admission, and shall confirm that the individual's legal representative, committee or other entity to be admitted as such Member, has agreed to be bound by all of the covenants, terms and conditions of this Agreement, as the same shall have been amended. Such Persons shall become Members on the last to occur of (a) their making contributions to the capital of the Company, to the extent required by the Management Committee; (b) their execution of the instrument described in the first sentence of this Section 9.3; (c) the approval of any other Person whose approval thereof may be necessary; (d) the making of all necessary amendments, modifications and restatements of this Agreement as the Management Committee may deem appropriate to reflect a change or modification of the Company or of the respective rights of the Members hereunder; and (e) the filing of an Amendment to the Certificate with the Secretary of State of Delaware if, in the opinion of the Management Committee, such filing is required; and thereupon such Persons shall be included in the definition of Members, and as parties to this Agreement, for all purposes of this Agreement. Anything herein to the contrary notwithstanding, the Company and the Management Committee shall be entitled to treat the transferor of an Interest as the absolute owner thereof in all respects, and shall incur no liability for distributions made in good faith to the transferor, until such time as a Transfer meeting all of the requirements of this Article IX has been made and a written assignment that conforms to the requirements of this Article IX has been received by the Company.

                                   ARTICLE X

                               GENERAL PROVISIONS

         10.1 Notices. Wherever provision is made in this Agreement for the giving of any notice, such notice shall be in writing and shall be deemed to have been duly given if mailed by first class United States mail, postage prepaid, addressed to the party entitled to receive the same or delivered personally to such party at the address specified below, or if delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by overnight courier, if to the Members, to the addresses therefore set forth on Schedule 5, or to such other address, in any such case, as any party hereto shall have last designated by notice to the other party. Notice shall be deemed to have been given on the day that it is so delivered personally, telegraphed, telexed or sent by facsimile transmission and the appropriate answerback received or, if sent by overnight courier, shall be deemed to have been given one day after delivery by the courier company, or if mailed, three days following the date on which such notice was so mailed.

         10.2 Power of Attorney. Each Member, at the request of the Management Committee, shall execute such amendment of the Certificate, restated Certificate or other documents or certificates as the Management Committee deems necessary or appropriate to comply with the laws of any jurisdiction in which the Company does business. Each Member appoints the Management Committee, as its true and lawful representative and attorney-in-fact, in its name, place and stead to make, execute, sign and file all instruments, documents and certificates that, from time to time, may be required by the laws of the United States of America, the State of Delaware or any other state in which the Company shall determine to do business, or any political subdivision or agency thereof, and that are consistent with the terms hereof. The Management Committee, as representatives and attorneys-in-fact, however, shall not have any right, power of authority to amend or modify this Agreement when acting in such capacity, which amendment or modification shall only be effected in accordance with the provisions of Section 10.4.

         10.3 Entire Agreement, Non-Waiver. This Agreement constitutes the entire agreement of the parties hereto. No delay on the part of any party in exercising any right hereunder shall operate as a waiver thereof, nor shall any waiver, express or implied, by any party of any right hereunder or of any failure to perform or breach hereof by any other party constitute or be deemed a waiver of any other right hereunder or of any other failure to perform or breach hereof by the same or any other Member, whether of a similar or dissimilar nature thereof.

         10.4 Amendments. This Agreement may be amended from time to time only upon the approval of a Member Majority, provided that any amendments that would affect any rights of the Holders of Class B Units shall not be effective unless approved by a vote of 50% of Class B Units. The date of adoption of an amendment shall be the date on which the Company shall have received the requisite approvals or such other date approved by the Management Committee.

         10.5 Further Assurances. Each of the Members hereby agrees to execute and deliver all such other and additional instruments and documents and to do such other acts and things, at the request of the Management Committee, as may be reasonably necessary or appropriate to carry out the intent and purposes of this Agreement.

         10.6 Privacy of Certain Agreements. Notwithstanding anything to the contrary contained herein, the Members acknowledge that the Company is currently and may in the future be subject to certain agreements, including the Secured Loan Agreement, the Area Development

Agreement and the Franchise Agreements, with terms that are or may be inconsistent with the provisions of this Agreement, and that to the extent that they are not in violation of the Act, the provisions of those agreements shall control in the event of any conflict herewith and may limit or preclude the Members' ability to exercise their rights or realize any benefits otherwise available to them hereunder. The Members further agree that any distribution made or compensation paid in violation of the Secured Loan Agreement, the Area Development Agreement or any Franchise Agreement shall be reimbursed by the recipient thereof upon demand by the Company.

         10.7 Applicable Law. This Agreement, the relations, rights and duties of the Members among themselves, and all matters pertaining to the Members and the Company, shall be governed by and construed under and in accordance with the laws of the State of Delaware applicable to agreements entered into and to be performed wholly within such State.

         10.8 Severability. In the event that any provision of this Agreement shall be declared to be invalid, illegal or unenforceable, such provision shall survive to the extent it is not so declared, and the validity, legality and enforceability of the other provisions hereof shall not in any way be affected or impaired thereby, unless such action would substantially impair the benefits to either party of the remaining provisions of this Agreement.

         10.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         10.10 Usage. Any word or term used in this Agreement in any form shall be masculine, feminine, neuter, singular or plural, as proper reading requires.

         10.11 Table of Contents and Headings. The table of contents and headings in this Agreement are solely for convenience of reference and shall not affect the interpretation or construction of any of the provisions hereof.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or caused this Agreement to be executed, by their respective duly authorized officers, on the date first above written.

                                          MEMBERS

                                          CLASS A MEMBERS

                                          BOSTON PACIFIC, INC.


                                          By: /s/ ROBIN DOWNING
                                              --------------------------------
                                              Name: Robin Downing
                                              Title: Chief Financial Officer


                                          CKE RESTAURANTS, INC.


                                          By: /s/ LOREN PANNIER
                                              --------------------------------
                                              Name: Loren Pannier
                                              Title: Chief Financial Officer


                                          CLASS B MEMBERS

                                          BOSTON PACIFIC, INC.


                                          By: /s/ ROBIN DOWNING
                                              --------------------------------
                                              Name: Robin Downing
                                              Title: Chief Financial Officer

                                   SCHEDULE 1

                               CLASS A MEMBERS

Boston Pacific, Inc.

CKE Restaurants, Inc.

                                   SCHEDULE 2

                                CLASS B MEMBERS

Boston Pacific, Inc.

                                   SCHEDULE 3

                          INITIAL CAPITAL CONTRIBUTIONS

CKE Restaurants, Inc.     $20.00 (2 Class A Units)

Boston Pacific, Inc.      $23,571,241 (62,000 Class A Units and 22,951 Class B Units)

                                   SCHEDULE 4

                          NAMES AND ADDRESSES OF MEMBERS


                             CKE Restaurants, Inc.
                          1200 North Harbor Boulevard
                                 P.O. Box 4349
                             Anaheim, CA 92803-4349

                              Boston Pacific, Inc.
                          1200 North Harbor Boulevard
                                 P.O. Box 4349
                             Anaheim CA 92803-4349

                                   SCHEDULE 5

                        NAMES AND ADDRESSES OF MANAGERS

William Foley
Daniel (Ron) Lane
Tom Thompson

1200 North Harbor Boulevard
P.O. Box 4349
Anaheim, CA 92803-4349